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                                                                 EXHIBIT 10.6(b)

     Each of the parties identified in the table below is party to an employment agreement with Advanced Medical Optics, Inc. in the form attached as Exhibit 10.6(a). Each party's employment agreement is identical except for such party's base salary, position, agreement date and prior agreements, each of which is set forth in the table below.

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EMPLOYEE NAME               BASE SALARY    POSITION                AGREEMENT DATE      PRIOR AGREEMENTS

Aimee S. Weisner            $215,000       Corporate Vice          January 18, 2002    Retention Agreement among
                                           President, General                          the Company, Allergan
                                           Counsel and Secretary                       and the Executive dated
                                                                                       January 18, 2002
Jane E. Rady                $250,000       Corporate Vice          April 8, 2002       Agreement between
                                           President, Strategy                         Allergan and Executive
                                           and Technology                              dated April 8, 2002
C. Russell Trenary III      $260,000       Corporate Vice          April 24, 2002      Agreement between
                                           President and                               Allergan and Executive
                                           President, Americas                         dated April 24, 2002
                                           Region
Richard A. Meier            $325,000       Corporate Vice          April 8, 2002       Agreement between
                                           President and Chief                         Allergan and Executive
                                           Financial Officer                           dated April 8, 2002
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